UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 15, 2011

                             Calais Resources, Inc.
           (Exact Name of Registrant as Specified in its Charter)

         British Columbia               0-29392              98-0434111
(State or Other Jurisdiction of   (Commission File No.)   (I.R.S. Employer
          Incorporation)                                  Identification No.)


                             Calais Resources, Inc.
                         4415 Caribou Road, PO Box 653
                            Nederland, CO  80466-0653
             (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:  (303) 258-3806

                                      N/A
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into Material Definitive Agreements.

     On January 15, 2011 Calais Resources, Inc. (the "Company") entered into a Forbearance Agreement with Brigus Gold Corp. ("Brigus") pursuant to which Brigus has agreed to extend the forbearance period to June 30, 2011 for the three notes held by Brigus which are secured by the Colorado assets of the Company. The original forbearance periods with respect to these notes were scheduled to expire in early February and March 2011.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

     On January 15, 2011, the Board of Directors of Calais Resources, Inc. (the "Company") voted to expand the size of the Board of Directors from three persons to four persons and R. David Russell was elected to fill the vacancy on the Board effective immediately.

     Mr. Russell has over 33 years experience in the mining industry including a variety of operating, executive and board of director positions. He served as President, CEO and a director of Apollo Gold Corp. from June 2002 until June 2010 when it merged with Linear Gold and changed its name to Brigus Gold Corp. Mr. Russell was a founder of Nevoro Gold Corporation in January 2002, the predecessor of Apollo Gold Corp. and served as its President from February 2002 through June 2002. Mr. Russell is the Chairman of Pure Nickel, Lead Director for Fire River Gold and a director of General Molybdenum. He has also previously served as a director of the Company from July 2005 until August 2008. For more information about Mr. Russell please refer to the press release attached as an exhibit hereto.

     Mr. Russell will also serve as CEO and Chairman of the Board for the Company, and Dave Young will step down as CEO but will continue to serve on the board as well as President and will also serve as the Chief Operating Officer.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (d)  Exhibits.

No.     Exhibit

10.1    Forbearance Agreement with Brigus Gold Corp. dated January 15,
        2011

99      Press Release dated January 18, 2011




                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALAIS RESOURCES, INC.



                                  By: /s/ David K. Young
                                  Name:  David K. Young
                                  Title: President

Dated:   January 15, 2011